EXHIBIT 10.2

TERM A LOAN REFINANCING AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 23, 2017 (this “Term A Loan Refinancing Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the Lenders party hereto (each a “2017 Other Term A Lender” and, collectively “2017 Other Term A Lenders”). The joint lead arrangers and joint lead bookrunners for the Term A Loan Refinancing Amendment are Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with its designated affiliates), Goldman Sachs Lending Partners LLC, JP Morgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC, acting through The Bank of Tokyo-Mitsubishi UFJ, Ltd., a member of MUFG, a global financial group and Morgan Stanley Senior Funding, Inc., PNC Bank, National Association and Wells Fargo Securities, LLC.
WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and pursuant to a request for Other Term Loans in the form of a term sheet dated as of August 1, 2017, posted to a website for the benefit of the Lenders and the 2017 Other Term A Lenders, the Borrower has notified the Administrative Agent that it is requesting that the 2017 Other Term A Lenders provide 2017 Other Term A Loans (as defined below) in the aggregate principal amount of $570,000,000 on the terms and conditions set forth in this Term A Loan Refinancing Amendment, the proceeds of which will be used to refinance and replace the existing Incremental Term A Loans incurred prior to the date hereof (the “Existing Term A Loans”);
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Holdings, each of the other Loan Parties, the 2017 Other Term A Lenders and the Administrative Agent wish to effect this Term A Loan Refinancing Amendment;
WHEREAS, the Lenders party hereto wish to amend certain provisions of the Credit Agreement as hereinafter provided, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2    Term Loan Refinancing Amendment.
(a)    For the avoidance of doubt, (i) this Term A Loan Refinancing Amendment constitutes a “Refinancing Amendment” pursuant to which a new Class of Other Term Loans is established pursuant to Section 2.15 of the Credit Agreement, (ii) the 2017 Other Term A Loan Commitments (as defined below) constitute “Other Term Commitments” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof) and (iii) from and after the Term A Loan Refinancing Amendment Effective Date (as hereinafter defined), (A) each reference to “Incremental Term A Loan” (and related terms as appropriate) in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the 2017 Other Term A Loans (or a Borrowing thereof, as appropriate)

AMERICAS 93191967

established pursuant to this Term A Loan Refinancing Amendment and (B) each 2017 Other Term A Lender shall constitute a “Lender”, an “Incremental Term A Loan Lender” and a “Term Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof).
(b)    Subject to the terms and conditions set forth herein and the occurrence of the Term A Loan Refinancing Amendment Effective Date, each 2017 Other Term A Lender agrees and shall be obligated to make 2017 Other Term A Loans to the Borrower on the Term A Loan Refinancing Amendment Effective Date in an amount equal to the amount of its 2017 Other Term A Loan Commitments (as defined below). On the Term A Loan Refinancing Amendment Effective Date (after giving effect to this Term A Loan Refinancing Amendment) the aggregate outstanding amount of the 2017 Other Term A Loans shall be $570,000,000.
(c)    The Administrative Agent has prepared a schedule attached as Annex I hereto, in consultation with the Borrower, which sets forth the allocated commitments (with respect to each 2017 Other Term A Lender, its “2017 Other Term A Loan Commitment” and, collectively, the “2017 Other Term A Loan Commitments”) of each 2017 Other Term A Lender with respect to the 2017 Other Term A Loans. The Administrative Agent has notified each 2017 Other Term A Lender of its allocated 2017 Other Term A Loan Commitment and each 2017 Other Term A Lender, by providing its 2017 Other Term A Loan Commitment and/or agreeing to the Term Loan Conversions (as defined below), as applicable, has consented to the terms of this Term A Loan Refinancing Amendment. On the Term A Loan Refinancing Amendment Effective Date, all then outstanding Existing Term A Loans shall be repaid in full as follows:
(i)    the outstanding aggregate principal amount of Existing Term A Loans of each existing Incremental Term A Loan Lender under the Credit Agreement with respect to Existing Term A Loans immediately prior to giving effect to this Term A Loan Refinancing Amendment (each, an “Existing Term Lender”) which has executed this Term A Loan Refinancing Amendment by electing option A on its signature page and that has a 2017 Other Term A Loan Commitment (each, a “2017 Converting Other Term A Lender”) shall automatically be converted into 2017 Other Term A Loans (each, a “2017 Converted Other Term A Loan”) in a principal amount equal to such 2017 Converting Other Term A Lender’s 2017 Other Term A Loan Conversion Amount (as defined below) (the “Term Loan Conversion”);
(ii)    Each of Bank of America, N.A., PNC Bank, National Association Citibank N.A. and ING Capital LLC (each, a “New 2017 Other Term A Lender”) agrees to make to the Borrower a new Term Loan (each, a “New 2017 Other Term A Loan” and, collectively, the “New 2017 Other Term A Loans” and, together with the 2017 Converted Other Term A Loans, the “2017 Other Term A Loans”) in a principal amount equal to (x) with respect to, Bank of America, N.A. and PNC Bank, National Association, its respective New 2017 Other Term A Loan Commitment (as set forth on Annex I hereto) and (y) with respect to each other New 2017 Other Term A Lender, its 2017 Other Term A Loan Commitment, in each case, on the Term A Loan Refinancing Amendment Effective Date in accordance with the terms and conditions of this Term A Loan Refinancing Amendment;
(iii)    to the extent any Existing Term Lender has a 2017 Other Term A Loan Conversion Amount (as defined below) that is less than the full outstanding principal amount of the Existing Term Loans of such Existing Term Lender, such Existing Term Lender shall be repaid in cash with the proceeds of the 2017 Other Term A Loans in an amount equal to the difference between the outstanding principal amount of the Existing Term Loans of such Existing Term Lender and such Existing Term Lender’s 2017 Other Term A Loan Conversion

AMERICAS 93191967

Amount (the “Non-Converting Portion”).  As used herein, “2017 Other Term A Loan Conversion Amount” shall mean, as to any 2017 Converting Other Term A Lender, the final amount of such 2017 Converting Other Term A Lender’s 2017 Other Term A Loan Commitments on the Term A Loan Refinancing Amendment Effective Date. The “2017 Replacement Term Advance Conversion Amount” of any 2017 Converting Term Lender shall not exceed (but may be less than) the outstanding principal amount of such 2017 Converting Other Term A Lender’s Existing Term Loans (determined immediately prior to the Term A Loan Refinancing Amendment Effective Date).  All such determinations made by the Administrative Agent and the Borrower shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders, and the Administrative Agent and the Borrower shall have no liability to any Person with respect to such determination; and
(iv)    the outstanding aggregate principal amount of Existing Term A Loans of each Incremental Term A Loan Lender which (i) is an Existing Term Lender and (ii) is not a 2017 Converting Other Term A Lender (a Lender meeting the requirements of the immediately preceding clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in cash with respect to its Existing Term A Loans with the proceeds of the 2017 Other Term A Loans.
(d)    Each 2017 Other Term A Lender hereby agrees to “fund” its 2017 Other Term A Loans in an aggregate principal amount equal to such 2017 Other Term A Lender’s 2017 Other Term A Loan Commitment as follows:
(i)    each 2017 Converting Lender shall fund its Converted 2017 Other Term A Loans to the Borrower by converting all or a portion of its then outstanding principal amount of Existing Term A Loans into a Converted 2017 Other Term A Loan in an equal principal amount as provided in clause (c)(iii) above; and
(ii)    each New 2017 Other Term A Lender shall fund in cash an amount equal to its 2017 Other Term A Loan Commitment (or, with respect to Bank of America, N.A. and PNC Bank, National Association, its respective New 2017 Other Term A Loan Commitment) to the Borrower.
(e)    On the Term A Loan Refinancing Amendment Effective Date, the Borrower shall pay in cash (x) all accrued but unpaid interest owing with respect to the Existing Term A Loans through the Term A Loan Refinancing Amendment Effective Date and (y) to each Existing Term Lender, any loss, expense or liability due under Section 3.05 of the Credit Agreement.
(f)    Promptly following the Term A Loan Refinancing Amendment Effective Date, all Notes, if any, evidencing the Existing Term A Loans shall be cancelled, and any 2017 Other Term A Lender may request that its 2017 Other Term A Loan be evidenced by a Note pursuant to Section 2.11 of the Credit Agreement.
(g)    Each of the parties to this Term A Loan Refinancing Amendment hereby agrees that (I) the 2017 Other Term A Loans established pursuant to this Term A Loan Refinancing Amendment (x) shall have the “Interest Rates”, “Maturity Date”, “Scheduled Amortization” and “Use of Proceeds” as set forth on Annex II hereto and that all other terms and conditions applicable to such 2017 Other Term A Loans shall be the same as the corresponding terms and conditions applicable to “Incremental Term A Loans” under the Credit Agreement.

AMERICAS 93191967

(h)    Each New 2017 Other Term A Lender hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to become a Lender under the Credit Agreement, (B) from and after the Term A Loan Refinancing Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its 2017 Other Term A Loan Commitments and New 2017 Other Term A Loans, shall have the obligations of a Lender thereunder and (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Term A Loan Refinancing Amendment and to provide 2017 Other Term A Loan Commitments and to make New 2017 Other Term A Loans on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (ii) agrees that (A) if it is a Foreign Lender, it will promptly (and no later than the Term A Loan Refinancing Amendment Effective Date) deliver to the Administrative Agent any information that is required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, (B) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(i)    The Borrower hereby consents, for purposes of Section 11.07(b)(i)(A) of the Credit Agreement, to the assignment on or within ninety (90) days of the Term A Loan Refinancing Amendment Effective Date of any New 2017 Other Term A Loans by Bank of America, N.A., as an 2017 Other Term A Lender, to (A) any Person that was an Existing Term Lender on the Term A Loan Refinancing Amendment Effective Date (immediately prior to giving effect thereto) or (B) any Eligible Assignee separately identified, and acceptable, to the Borrower.
SECTION 3    Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Term A Loan Refinancing Amendment Effective Date (immediately after giving effect to incurrence of the 2017 Other Term A Loans), the Credit Agreement shall be amended as follows:
(a)    The definition of “Incremental Term A Loans” is hereby amended and restated in its entirety as follows:
“Incremental Term A Loans” means the 2017 Other Term A Loans incurred by the Borrower pursuant to the Term A Loan Refinancing Amendment. The aggregate principal amount of 2017 Other A Loans as of the Term Loan Refinancing Amendment Effective Date is $570,000,000.
(b)    The definition of “Term Loans” is hereby amended and restated in its entirety as follows:
“Term Loans” means a Term B Loan, an Incremental Term A Loan, an Incremental Term Loan, an Other Term Loan and an Extended Term Loan, as the context may require.
(c)    Section 1.01 of the Credit Agreement is hereby amended by adding:
(i)    “2017 Other Term A Loans” has the meaning specified in the Term A Loan Refinancing Amendment
(ii)    “Term A Loan Refinancing Amendment Effective Date” has the meaning specified in the Term A Loan Refinancing Amendment.

AMERICAS 93191967

(iii)    “Term A Loan Refinancing Amendment” means that certain Term A Loan Refinancing Amendment to Amended and Restated Credit Agreement, date as of August 23, 2017, by and among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.
SECTION 4    Representations and Warranties. To induce the other parties hereto to enter into this Term A Loan Refinancing Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:
(a)    the execution, delivery and performance by each Loan Party of this Term A Loan Refinancing Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;
(b)    this Term A Loan Refinancing Amendment has been duly executed and delivered by such Loan Party;
(c)    each of this Term A Loan Refinancing Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Term A Loan Refinancing Amendment and the transactions contemplated hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;
(d)    no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Term A Loan Refinancing Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Term A Loan Refinancing Amendment and the transactions contemplated hereby or for the consummation of the transactions contemplated hereby;
(e)    the execution, delivery and performance by each Loan Party of this Term A Loan Refinancing Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Term A Loan Refinancing Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and
(f)    immediately before and after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby (i) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Term A Loan Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default shall have occurred and be continuing as of the Term A Loan Refinancing Amendment Effective Date, after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby.

AMERICAS 93191967

SECTION 5    Effectiveness. This Term A Loan Refinancing Amendment shall become effective as of the date (the “Term A Loan Refinancing Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    the Administrative Agent (or its counsel) shall have received counterparts of this Term A Loan Refinancing Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Guarantor (iv) the Administrative Agent and (iv) each 2017 Other Term A Lender;
(b)    the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the condition set forth in clause (g) below has been satisfied on or as of the Term A Loan Refinancing Amendment Effective Date and (B) certifying that the 2017 Other Term A Loans constitute Credit Agreement Refinancing Indebtedness (and meet the requirements of the definition thereof);
(c)    the Existing Term A Loans of each Non-Converting Lender and the Non-Converting Portion of Existing Term A Loans of each 2017 Converting Other Term A Lender shall be repaid in cash with the proceeds received from the 2017 Other Term A Loans established pursuant to this Term A Loan Refinancing Amendment and all accrued interest, fees and premiums (if any) in connection with such Existing Term A Loans and the other Existing Term A Loans shall have been paid;
(d)    the Fourth Incremental Amendment Effective Date (as defined in the Credit Agreement) shall have occurred.
(e)    the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Term A Loan Refinancing Amendment on the Term A Loan Refinancing Amendment Effective Date) attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby;
(f)    the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Term A Loan Refinancing Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;
(g)    all of the conditions specified in Section 2.15 of the Credit Agreement with respect to the 2017 Other Term A Loans shall have been satisfied;
(h)    the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to each Lender party hereto and the Administrative Agent, dated the Term A Loan Refinancing Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;
(i)    no Default exists as of the Term A Loan Refinancing Amendment Effective Date, both before and immediately after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby;
(j)    all of the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents (including this Term

AMERICAS 93191967

A Loan Refinancing Amendment) are true and correct in all material respects on and as of the Term A Loan Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(k)    the Administrative Agent and the arranger of this Term A Loan Refinancing Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Term A Loan Refinancing Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent; and
(l)    the Borrower shall have paid to the Administrative Agent (x) for the account of each 2017 Converting Other Term A Lender, a non-refundable upfront fee in Dollars and in immediately available funds in an amount equal to 0.10% of the aggregate amount of 2017 Other Term A Loan Commitments of such 2017 Converting Other Term A Lender as in effect on the Term A Loan Refinancing Amendment Effective Date and (y) for the account of each New 2017 Other Term A Lender, a non-refundable upfront fee in Dollars and in immediately available funds in an amount equal to 0.25% of the aggregate amount of 2017 Other Term A Loan Commitments of each New 2017 Other Term A Lender (or, with respect to Bank of America, N.A. and PNC Bank, National Association, its respective New 2017 Other Term A Loan Commitment) as in effect on the Term A Loan Refinancing Amendment Effective Date (or with respect to any of Bank of America, N.A.’s New 2017 Other Term A Loan Commitments (or resulting 2017 Other Term A Loans) that has been agreed to be purchased by any Existing Term A Lender party hereto pursuant to its election of option B on its respective signature page, an amount equal to 0.10% of such 2017 Other Term A Loan Commitments). Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
The Administrative Agent shall notify the Borrower and the 2017 Other Term A Lenders of the Term A Loan Refinancing Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6    Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Term A Loan Refinancing Amendment or the Credit Agreement, after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Term A Loan Refinancing Amendment and the transactions contemplated hereby.
SECTION 7    Reference to and effect on the Credit Agreement. From and after the Term A Loan Refinancing Amendment Effective Date, the terms “Agreement”, “this Term A Loan Refinancing Amendment”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement

AMERICAS 93191967

as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.
SECTION 8    Counterparts. This Term A Loan Refinancing Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Term A Loan Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Term A Loan Refinancing Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.
SECTION 9    Governing Law. THIS TERM A LOAN REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10    Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS TERM A LOAN REFINANCING AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS TERM A LOAN REFINANCING AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS TERM A LOAN REFINANCING AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS TERM A LOAN REFINANCING AMENDMENT OR OTHER DOCUMENT RELATED THERETO.
SECTION 11    Headings. The headings of this Term A Loan Refinancing Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 12    No Novation. Other than with respect to the Existing Term A Loans as expressly set forth herein, this Term A Loan Refinancing Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Term A Loan Refinancing Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Other than with respect to the Existing Term A Loans as expressly set forth herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding

AMERICAS 93191967

under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Term A Loan Refinancing Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Term A Loan Refinancing Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Term A Loan Refinancing Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Term A Loan Refinancing Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
SECTION 13    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 14    Severability. If any provision of this Term A Loan Refinancing Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Term A Loan Refinancing Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 15    Successors. The terms of this Term A Loan Refinancing Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.
SECTION 16    No Waiver. Except as expressly set forth herein, this Term A Loan Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
[Remainder of this page intentionally left blank]

AMERICAS 93191967

IN WITNESS WHEREOF, the parties hereto have caused this Term A Loan Refinancing Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

SABRE HOLDINGS CORPORATION,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Term A Loan Refinancing Amendment and agrees to the provisions hereof:

GetThere Inc.
GetThere L.P. by GetThere Inc., its General Partner
lastminute.com LLC
lastminute.com Holdings, Inc.
Sabre International Newco, Inc.
SabreMark G.P., LLC
SabreMark Limited Partnership by SabreMark G.P., LLC., its General Partner
TVL Holdings I, LLC
TVL Holdings, Inc.
TVL LLC
TVL LP by TVL LLC, its General Partner
TVL Common, Inc.

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967

Nexus World Services, Inc. IHS US Inc. InnLink, LLC TravLynx LLC

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

PRISM Group, Inc.
PRISM Technologies, LLC
By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and a 2017 Other Term A Lender

By
/s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Vice President

By

Name:
Title:

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967

I. Election (Check Only One of Boxes A and B below):

A.    □ CONSENT AND CASHLESS SETTLEMENT OPTION (EXISTING TERM LENDERS ONLY):
By checking this box, the undersigned Existing Term Lender hereby (i) consents to the Term A Loan Refinancing Amendment to the Amended and Restated Credit Agreement, (ii) agrees to convert (on a cashless basis) 100% of the outstanding principal amount of its Existing Term A Loans for 2017 Other Term A Loans in an equal principal amount (or such lesser amount allocated to such Existing Term A Lender by BoA Merrill Lynch) and representing its 2017 Other Term A Loan Conversion Amount), (iii) acknowledges and agrees that its 2017 Other Term A Loan Conversion Amount may be less than the full principal amount of its Existing Term A Loans which it elects to convert hereunder and (iv) constitutes a 2017 Other Term A Lender.

B.    □ ASSIGNMENT SETTLEMENT OPTION (EXISTING TERM LENDERS ONLY):
By checking this box, the undersigned Existing Term Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of its Existing Term A Loans repaid in full in cash in accordance with the terms of the Term A Loan Refinancing Amendment to the Amended and Restated Credit Agreement and to promptly purchase from Bank of America, N.A. by assignment 2017 Other Term A Loans in an equal principal amount post-closing (or such lesser amount allocated to such Existing Term Lender by BoA Merrill Lynch).

II. Signature:

Name of Institution: ____________________________________________________

By:
Name:
Title:
For any institution requiring a second signature line:
By:
Name:
Title:

[CONSENTING LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967

ANNEX I

2017 Other Term A Lender	2017 Other Term A Commitments
Bank of America, N.A.	$123,173,921.68 ($34,823,921.64 of which shall constitute its New 2017 Other Term A Loan Commitment)
PNC Bank, National Association	$84,150,000.00 ($41,400,000 of which shall constitute its New 2017 Other Term A Loan Commitment)
Citibank Bank, N.A.	$31,000,000.00
ING Capital, LLC	$28,000,000.00
Mizuho Bank, Ltd.	$73,150,000.00
Morgan Stanley Bank, N.A.	$36,575,000.00
Wells Fargo Bank, National Association	$73,150,000.00
Deutsche Bank AG, New York Branch	$19,000,000.00
Bank of Tokyo-Mitsubishi UFJ, Ltd - New York Branch	$36,575,000.00
Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund	$13,657,706.22
Franklin Templeton Series II Funds - Franklin Upper Tier Floating Rate Fund	$6,885,842.75
Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series	$6,657,242.81
Franklin Global Investment Funds - Franklin Upper Tier Floating Rate IV Fund	$1,908,025.59
Franklin Templeton Series II Funds Franklin Floating Rate II Fund	$1,873,798.95
Franklin Limited Duration Income Trust	$989,464.79
Kansas Public Employees Retirement System	$488,548.24
Franklin Global Investment Funds - Franklin Upper Tier Floating Rate II Fund	$301,750.38
Franklin Global Investment Funds - Franklin Upper Tier Floating Rate III Fund	$301,750.38
Halcyon Loan Advisors Funding 2013-2 LTD	$4,022,110.14
Halcyon Loan Advisors Funding 2013-1 LTD.	$1,360,514.09
Apollo AF Loan Trust 2012	$1,985,211.85
Apollo Credit Funding V Ltd	$1,240,757.47
Apollo Credit Funding VI Ltd	$1,240,757.47
ALM XVIII LTD	$620,378.61
Anchorage Capital CLO 4 Ltd	$3,088,663.91
Anchorage Capital CLO 3 Ltd	$2,573,886.34
Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust	$1,699,492.14
Wasatch CLO LTD	$713,467.79
Kapitalforeningen Investin Pro, US Leveraged Loans I	$689,393.11
Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust	$1,346,015.94
Invesco SSL Fund LLC	$565,920.15
Nomad CLO LTD	$550,637.25

AMERICAS 93191967

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust	$446,096.71
Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust	$363,791.11
Upper Tier Corporate Loan Fund 1	$312,184.47
Blue Hill CLO, Ltd.	$311,412.74
Invesco Zodiac Funds - Invesco Global Senior Loan Select Fund	$111,161.81
AZB Funding	$3,908,385.93
Eaton Vance Bank Loan Fund Series II a Series Trust of Multi Manager Global Investment Trust	$1,978,929.59
Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust	$494,732.39
Barclays Bank PLC	$1,015,165.19
ECP CLO 2015-7, Ltd	$449,170.47
ECP CLO 2014-6, Ltd	$326,520.13
Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021	$747,191.42
Total:	$570,000,000

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967

ANNEX II
SUMMARY OF TERMS
Dated as of August 23, 2017

Interest Rates:
The Applicable Rate with respect to the 2017 Other Term A Loans will be a percentage per annum equal to (a) until delivery of financial statements for the first fiscal quarter ending after the Term A Loan Refinancing Amendment Effective Date pursuant to Section 6.01 of the Credit Agreement, the percentages per annum listed in the table below assuming a “Pricing Level” of “2” and, and (b) thereafter, the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement:

	Applicable Rate
	Pricing Level	Senior Secured First-Lien Net Leverage Ratio	Eurocurrency Rate for 2017 Other Term A Loans	Base Rate for 2017 Other Term A Loans
	1	> 3.75:1.0	2.50%	1.50%
	2	< 3.75:1.0, but > 3.0:1.0	2.25%	1.25%
	3	< 3.0:1.0, but > 2.25:1.0	2.00%	1.00%
	4	< 2.25:1.0	1.75%	0.75%

AMERICAS 93191967

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured First-Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) of the Credit Agreement; provided that at the option of the Required Lenders (and if exercised with respect to this Class of 2017 Other Term A Loans), Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with the definition of Applicable Rate shall apply) and (y) as of the first Business Day after an Event of Default under Section 9.01(a) of the Credit Agreement shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).
Notwithstanding anything to the contrary contained above in this definition or elsewhere in the Credit Agreement, if it is subsequently determined that the Senior Secured First-Lien Net Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders of the 2017 Other Term A Loans received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Senior Secured First-Lien Net Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured First-Lien Net Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 2.08 and 2.09 of the Credit Agreement as a result of the miscalculation of the Senior Secured First-Lien Net Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or 2.09 the Credit Agreement, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under said Section 2.08, in accordance with the terms of the Credit Agreement).
Notwithstanding anything to the contrary in the Credit Agreement, the Eurocurrency Rate for the 2017 Other Term A Loans shall in no event be less than 0.00% per annum.

Maturity Date:
July 1, 2022 (or, with respect to any 2017 Other Term a Lender that has extended the maturity date of its 2017 Other Term A Loans pursuant to Section 2.16, the extended maturity date set forth in the applicable Term Extension Request delivered by the Borrower and such 2017 Other Term a Lender to the Administrative Agent pursuant to Section 2.16) (the “2017 Other Term A Loan Maturity Date”).

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967

Scheduled Amortization:
(i) The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders of the 2017 Other Term A Loans established pursuant to this Term A Loan Refinancing Amendment during each year following the Term Loan A Refinancing Amendment Effective Date, an annual amortization (payable in four equal quarterly installments on the last Business Day of each March, June, September and December of each year, commencing with the last Business Day of September 2017) of the 2017 Other Term A Loans in an amount equal to the percentage of the initial aggregate principal amount of 2017 Other Term A Loans incurred on the Term A Loan Refinancing Amendment Effective Date as set forth below (as such repayment amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority determined under Section 2.05 of the Credit Agreement):

	Year	Amortization Percentage
	Year One	5%
	Year Two	5%
	Year Three	10%
	Year Four	10%
	Year Five	10%

	(ii) The remaining aggregate principal amount of 2017 Other Term A Loans incurred shall be due and payable in full on the 2017 Other Term A Loan Maturity Date.

Use of Proceeds:	The proceeds of the 2017 Other Term A Loans shall be used to refinance in full the Existing Term A Loans.

[Signature Page to Term A Loan Refinancing Amendment (Sabre)]

AMERICAS 93191967